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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15 (d) of THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 17, 1997


                                CA Short Company
--------------------------------------------------------------------------------
                         Commission File Number 0-21717


          Incorporated - Delaware IRS Identification Number 56-0526145


             4205 East Dixon Boulevard, Shelby, North Carolina 28150

        Registrant's telephone number, including area code (704) 482-9591




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Previous Independent Accountants

(i) On July 17, 1997, CA Short Company (the "Registrant") dismissed Deloitte & Touche LLP as its principal independent accountant.

(ii) The reports of Deloitte & Touche LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope. The report dated March 3, 1997 of Deloitte & Touche LLP on the 1996 and 1995 financial statements expressed an unqualified opinion, and included an explanatory paragraph for a change in accounting principle.

(iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its audits for the two most recent fiscal years and through July 17, 1997, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(v) During the two most recent fiscal years and through July 17, 1997, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1) (v) ) by Deloitte & Touche LLP.

(vi) The Registrant has requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letters, dated July 17, 1997, are filed as Exhibit 16 (a) and 16 (b) to this Form 8-K.

(b)      New Independent Accountants

         CA Short Company engaged Hausser & Taylor as its new independent accountants as of July 18, 1997. During the two most recent fiscal years and through July 18, 1997, the Registrant has not consulted with Hausser & Taylor on items which (1) were or should have been subject to Statement on Auditing Standards No. 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.



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(c)   Exhibits

16(a) Letter to Deloitte & Touche LLP dated July 17, 1997, requesting that they read this Form 8-K and inform the SEC of their agreement or lack of agreement with the statements made on this Form 8-K.

16(b) Letter from Deloitte & Touche LLP to the SEC regarding their agreement with the statements made in Form 8-K will be filed when received.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CA Short Company


Date: July 23, 1997
                                          /s/ Jeffrey A. Ross
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                                              Jeffrey A. Ross, CFO